Exhibit 25.1

FORM T-1
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
PURSUANT TO SECTION 305(b)(2)     |     |

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

95-3571558
(State of incorporation	(I.R.S. employer
if not a U.S. national bank)	identification no.)

700 S. Flower Street
2nd Floor
Los Angeles, California	90017-4104
(Address of principal executive offices)	(Zip code)

The Bank of New York Mellon Trust Company, N.A.
900 Ashwood Parkway — Suite 425
Atlanta, GA 30338
Attn: Lee Ann Willis
(770) 698-5131
(Name, address, and telephone number of agent for service)

Novelis Inc.
(Exact name of obligor as specified in its charter)

Canada	98-0442987
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

3399 Peachtree Road NE, Suite 1500	30326
Atlanta, Georgia	(Zip code)
(Address of principal executive offices)

Debt Securities
(Title of the indenture securities)

(1)	See Table 1 — List of Additional Obligors

TABLE 1

	State of	Primary Standard	IRS Employer
	Incorporation or	Industrial Classification	Identification
Guarantor*	Formation	Number	Number
Novelis Corporation	Texas	3350	41-2098321
Eurofoil Inc. (USA)	New York	3350	13-3783544
Novelis PAE Corporation	Delaware	3350	36-4266108
Aluminum Upstream Holdings LLC	Delaware	3350	20-5137700
Novelis Brand LLC	Delaware	3350	26-0442201
Novelis South America Holdings LLC	Delaware	3350	20-5137684
Novelis Cast House Technology Ltd.	Canada	3350	Not Applicable
Novelis No. 1 Limited Partnership	Canada	3350	Not Applicable
4260848 Canada Inc.	Canada	3350	Not Applicable
4260856 Canada Inc.	Canada	3350	Not Applicable
Novelis Europe Holdings Ltd.	United Kingdom	3350	Not Applicable
Novelis UK Ltd.	United Kingdom	3350	Not Applicable
Novelis Services Limited	United Kingdom	3350	Not Applicable
Novelis do Brasil Ltda.	Brazil	3350	Not Applicable
Novelis AG	Switzerland	3350	Not Applicable
Novelis Switzerland S.A.	Switzerland	3350	Not Applicable
Novelis Technology AG	Switzerland	3350	Not Applicable
Novelis Aluminium Holding Company	Ireland	3350	Not Applicable
Novelis Deutschland GmbH	Germany	3350	Not Applicable

	State of	Primary Standard	IRS Employer
	Incorporation or	Industrial Classification	Identification
Guarantor*	Formation	Number	Number
Novelis Luxembourg S.A.	Luxembourg	3350	Not Applicable
Novelis PAE S.A.S.	France	3350	Not Applicable

*	Address and telephone number of principal executive offices are the same as those of Novelis Inc.

1. General information. Furnish the following information as to the trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	Atlanta, Georgia 30309

Federal Deposit Insurance Corporation	Washington, D.C. 20429
(b)	Whether it is authorized to exercise corporate trust powers.
     Yes.
2. Affiliations with Obligor.
     If the obligor is an affiliate of the trustee, describe each such affiliation.
     None.
16. List of Exhibits.
Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).
1.	A copy of the articles of association, as amended, of The Bank of New York Mellon Trust Company, N.A. formerly know as of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-152875).

6.	The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
     Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Atlanta, and State of Georgia, on the 11th day of September, 2009.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
By:	/s/ Lee Ann Willis
Name: Lee Ann Willis
Title: Senior Associate

EXHIBIT 7
Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
of 700 South Flower Street, Suite 200, Los Angeles, CA 90017
     At the close of business June 30, 2009, published in accordance with Federal regulatory authority instructions.

		Dollar Amounts
		in Thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		4,627
Interest-bearing balances		111,263
Securities:
Held-to-maturity securities		22
Available-for-sale securities		492,259
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold		0
Securities purchased under agreements to resell		0
Loans and lease financing receivables:
Loans and leases held for sale		0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance		0
Trading assets		0
Premises and fixed assets (including capitalized leases)		11,783
Other real estate owned		0
Investments in unconsolidated subsidiaries and associated companies		1
Direct and indirect investments in real estate ventures		0
Intangible assets:
Goodwill		876,153
Other intangible assets		258,262
Other assets		157,588

Total assets		$1,911,958

1

		Dollar Amounts
		in Thousands
LIABILITIES

Deposits:
In domestic offices		599
Noninterest-bearing	599
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased		0
Securities sold under agreements to repurchase		0
Trading liabilities		0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)		268,691
Not applicable
Not applicable
Subordinated notes and debentures		0
Other liabilities		195,831
Total liabilities		465,121
Not Applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus		0
Common stock		1,000
Surplus (exclude all surplus related to preferred stock)		1,121,520
Not Applicable
Retained earnings		321,726
Accumulated other comprehensive income		2,591
Other equity capital components		0
Not Available
Total bank equity capital		1,446,837
Noncontrolling (minority) interests in consolidated subsidiaries		0
Total equity capital		1,446,837

Total liabilities and equity capital		1,911,958

     I, Karen Bayz, Vice President of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.
     Karen Bayz      )      Managing Director
     We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Troy Kilpatrick, MD	)
Frank P. Sulzberger, MD	)	Directors (Trustees)
William D. Lindelof, VP	)

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